WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED MARCH 31, 2017

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

WESTERN ASSET CORE BOND FUND,

DATED MAY 1, 2016

Effective March 31, 2017, the following replaces the fee table and footnotes and expense example in the section of the fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund” in order to disclose a lower expense limitation for Class IS shares of the fund and to clarify the items excluded from expense limitation arrangements:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1]	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[2]	None[3]	1.00	1.00	None	None	None	None
Small account fee[4]	$15	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Management fees	0.41	0.41	0.41	0.41	0.41	0.41	0.41
Distribution and/or service (12b-1) fees	0.25	1.00	0.70	0.25	0.50	None	None
Other expenses	0.25	0.13[5]	0.11	0.15[5]	0.21[5]	0.13	0.03
Total annual fund operating expenses	0.91	1.54	1.22	0.81	1.12	0.54	0.44
Fees waived and/or expenses reimbursed[6]	(0.09)	—	—	—	—	(0.09)	(0.02)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.82	1.54	1.22	0.81	1.12	0.45	0.42

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).

[2]	Maximum deferred sales charge (load) may be reduced over time.

[3]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[4]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[5]	“Other expenses” for Class C, Class FI and Class R shares have been restated to exclude fees recaptured pursuant to the fund’s expense limitation arrangements.

[6]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses), so that total annual fund operating expenses will not exceed 0.82%, 1.65%, 1.42%, 0.85%, 1.15%, 0.45% and 0.42% for Class A, C, C1, FI, R, I and IS shares, respectively, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2018 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. For the fiscal year ended December 31, 2015, amounts recaptured totaled 0.02%, 0.01% and 0.06% for Class C, FI and R shares, respectively, and these amounts are excluded in “Other expenses.”

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	505	694	898	1,489
Class C (with redemption at end of period)	257	487	839	1,835
Class C (without redemption at end of period)	157	487	839	1,835
Class C1 (with redemption at end of period)	224	387	670	1,477
Class C1 (without redemption at end of period)	124	387	670	1,477
Class FI (with or without redemption at end of period)	83	259	450	1,003
Class R (with or without redemption at end of period)	114	356	617	1,363
Class I (with or without redemption at end of period)	46	164	293	669
Class IS (with or without redemption at end of period)	43	139	244	552

Effective March 31, 2017, the section of the fund’s Prospectus titled “More on fund management – Expense limitation” is replaced with the following text:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.82%, 1.65%, 1.42%, 0.85%, 1.15%, 0.45% and 0.42% for Class A, C, C1, FI, R, I and IS shares, respectively, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2018, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager may waive additional fees and/or reimburse additional operating expenses to the extent required by applicable law.

Please retain this supplement for future reference.

WASX355158

2